Exhibit 99.1

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) is made effective the 10th day of September, 2007, by and among:

(I) GOOD DEAL, LLC (“GDLC”), a limited liability company organized under the laws of the State of Delaware, whose registered office is at 3511 Silverside Road, Suite 105, Wilmington, Delaware 19810;

(II) INZON WIRELESS, INC. (“IZWI”), a corporation organized under the laws of the State of Nevada, whose registered office is at 238 Northeast First Avenue, Delray Beach, Florida 33444; and

(III) INZON CORPORATION (“IZON”), a Nevada corporation whose common shares are quoted on  the OTC Bulletin Board under the stock symbol “IZON”, and whose common shares are registered as a class of securities under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS:

(A) GDLC is the owner and holder of 2,500 shares (the “SPMH Shares”) of South Pacific Management Holdings Inc. (“SPMH”), an international business company incorporated in the Commonwealth of the British Virgin Islands, with company registry number 1418514 and registered office at Akara Building, 24 de Castro Street, Road Town, Tortola, British Virgin Islands, which SPMH Shares represent fifty percent (50%) of the total issued and outstanding capital shares of SPMH. SPMH is a newly created holding company in the British Virgin Islands, which has not engaged in any operational activities and was created solely for the purpose of holding a communications license in a targeted jurisdiction;

(B) IZWI is the wholly-owned subsidiary of IZON; and

(C) GDLC, IZWI and IZON have agreed that GDLC shall sell and transfer the SPMH Shares to IZWI, and IZON, IZWI’s parent, shall sell and issue to GDLC a quantity of newly issued restricted shares of its common stock, par value US$0.001 (the “IZON Closing Shares”) in exchange therefor, upon the terms and subject to the conditions set out in this Agreement.

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the Parties hereby agree as follows:

1. The expressions "GDLC", "IZWI" and “IZON” shall, where the context permits, include their respective successors and permitted assigns. At times herein, the parties to this Agreement may be referred to individually as a “Party” and collectively as the “Parties”.

2. Subject to satisfaction of the Closing Conditions (defined below), at the Closing (defined below) (a) GDLC agrees to sell the SPMH Shares and IZWI agrees to purchase the SPMH Shares, and

(b) IZON agrees to issue and sell the IZON Closing Shares to GDLC and GDLC agrees to purchase the IZON Closing Shares.

3. Shares To Be Transferred and Shares To Be Issued.

3.1. On the Closing Date (defined below), GDLC shall transfer to IZWI certificates representing the SPMH Shares, which in the aggregate shall represent fifty percent (50%) of the issued and outstanding shares of SPMH.

3.2. In exchange for the SPMH stock being transferred pursuant to the foregoing subparagraph 3.1, GDLC shall be entitled to Nineteen Million Five Hundred Twenty-one Thousand Five Hundred Twenty-seven (19,521,527) IZON Closing Shares, to be issued according to the following schedule:

(a) IZON shall on the Closing Date, and contemporaneously with the transfer of the SPMH Shares to IZWI, issue and deliver to GDLC certificates representing one-half of the IZON Closing Shares (i.e., 9,760,764, the “Delivered IZON Closing Shares”); and

(b) IZON shall on the Closing Date, and contemporaneously with the transfer of the SPMH Shares to IZWI, issue to GDLC certificates representing a further one-half of the IZON Closing Shares (i.e., 9,760,763, the “Retained IZON Closing Shares”), but IZON shall be entitled to retain possession of such Retained IZON Closing Shares until such time as IZON is satisfied, in the reasonable exercise of its sole discretion, that the communications license held indirectly by SPMH is commercially viable (defined below), but in no event shall IZON be entitled to retain such Retained IZON Closing shares beyond December 31, 2007; if such Retained IZON Closing Shares have not been released and delivered to GDLC by December 31, 2007, then such shares shall be canceled. Within three (3) business days after any determination by IZON, in the reasonable exercise of its sole discretion, that the communications license held indirectly by SPMH is commercially viable, the Retained IZON Closing Shares shall be released and delivered to GDLC.  During the period from the date of this Agreement to the earlier to occur of (i) the date such Retained IZON Closing Shares are released and delivered to GDLC, and (ii) December 31, 2007, IZON shall report and account for such Retained IZON Closing Shares as “issued but not outstanding” on its balance sheet.  For purposes of this Agreement, “commercially viable” shall mean and refer to a revenue-generating project for which financing is available.

3.3. In the event that GDLC or any transferee of the IZON Closing Shares attempts to resell such shares in compliance with this Agreement, IZON, upon being informed in writing by GDLC that it intends to sell or transfer all or any portion of such shares [either because the shares are subject to an effective registration statement or are eligible for resale under Rule 144 promulgated under the Securities Act (including any Rule adopted in substitution or replacement thereof)], IZON will allow such sale or transfer and will not interfere in any way with such sale or transfer. In addition, IZON will certify in writing to any person, at the request of GDLC, that IZON is in compliance with the Rule 144 current public information requirement to enable GDLC to sell such person's securities under Rule 144 (but only if Rule 144 is available for the sale), and as may be applicable under the circumstances.  If any certificate representing the IZON Closing Shares or any portion thereof is presented to IZON’s transfer agent for registration or transfer in connection with any sales made in compliance with the applicable securities laws [whether because the IZON Closing Shares are subject to an effective registration statement under the Securities Act or are eligible for resale under Rule 144 (provided such certificate is duly endorsed for transfer by the appropriate person or accompanied by a separate stock power duly executed by the appropriate person in each case)], IZON will promptly instruct its transfer agent to allow such transfer and to issue one or more new certificates representing such shares to the transferee.  All costs of any such transfers shall be borne by IZON, including the costs of any necessary legal opinion (other than an opinion provided by GDLC).

4. Closing Conditions.

4.1. Closing shall be subject to the fulfillment of each of the following conditions (the “Closing Conditions”):

(a) The GDLC Warranties (defined below) having remained materially true and accurate and not materially misleading at all times up to and as of Closing (except to the extent that a GDLC Warranty was by its terms made as of a specific date, in which case Closing shall be conditional on such GDLC Warranty having been true at such date);

(b) The performance of, or compliance with, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by GDLC and all the approvals and consents necessary to complete the share exchange described herein (including any consents of governmental or regulatory authorities and any requisite approvals from the shareholders of SPMH and the Members of GDLC, if applicable, with respect to exchange of the IZON Closing Shares for the SPMH Shares by GDLC;

(c) The delivery by GDLC to IZWI and IZON of a certificate executed by an executive officer of GDLC, dated as of the Closing Date, to the effect that the Closing Conditions for which GDLC is responsible have been satisfied;

(d) The Parties’ mutual satisfaction that the transaction will be treated for income tax purposes as a tax free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

(e) The IZWI Warranties (defined below) and the IZON Warranties (defined below) having remained true and accurate and not misleading at all times up to and as at the Closing (except to the extent that an IZWI Warranty or an IZON Warranty was by its terms made as of a specific date, in which case Closing shall be subject to such warranty having been true at such date);

(f) The performance of, or compliance with, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by IZWI and IZON, and all the approvals and consents necessary to complete the share exchange described herein (including any consents of governmental or regulatory authorities) having been obtained by IZWI and IZON; and

(g) The delivery by each of IZWI and IZON to GDLC of a certificate executed by the executive officers of IZWI and IZON, dated the Closing Date, to the effect in each case that the Closing Conditions for which IZWI and IZON, respectively, are responsible have been satisfied.

4.2. GDLC may waive all or any of the Closing Conditions set out in this Section by notice in writing to IZWI and IZON.

4.3. IZWI and IZON together may waive all or any of the Closing Conditions in this Section by notice in writing to GDLC.

4.4. This Agreement may be terminated by written consent of all of the Parties, or if any of the Closing Conditions set forth herein are not fulfilled or waived in accordance with this agreement on or before 12:00 noon, Eastern Time, on September 28, 2007.  In the event of any such termination, this Agreement will terminate and become null and void and the Parties hereto will be released from all their respective obligations hereunder, except for the liabilities of a Party for any antecedent breaches hereof.

5. Closing.

5.1. The consummation of the transaction which is the subject of this Agreement (the “Closing”) shall take place at the offices of IZON or such other place as the Parties may agree, on or before September 28, 2007 (the “ Closing Date”) or such other time as mutually agreed upon by the parties hereto in writing.

5.2. Subject to Section 4, the Closing shall take place at 12:00 noon, Eastern Time, on the Closing Date, at which time:

(a) GDLC shall: (i) sell and transfer the SPMH Shares to IZWI; and (ii) deliver or caused to be delivered to IZWI: (A) certified copies of resolutions of the members of GDLC approving and authorizing the execution and closing of this Agreement and the sale to IZWI of the SPMH Shares; (B) duly issued stock certificate(s) of SPMH issued in the name of IZWI, evidencing the SPMH Shares; (C) a receipt for the Delivered IZON Closing Shares received by GDLC at the Closing; and (D) all other documents required to be delivered by GDLC at or prior to the Closing.

(b) IZWI shall: (i) deliver or caused to be delivered to GDLC: (A)certified copies of resolutions of IZWI’s Board of Directors approving and authorizing the execution and closing of this Agreement; (B) certified copies of resolutions evidencing approval of the transaction by IZWI’s shareholder if required under applicable Nevada law or IZWI’s certificate of incorporation and/or its bylaws; (C) a receipt for the SPMH Shares received by IZWI at Closing; and (D) all other documents required to be delivered by IZWI at or prior to Closing.

(c) IZON shall: (i) authorize and issue the IZON Closing Shares to GDLC (or such other persons as GDLC may nominate prior to Closing), credited as fully paid (such IZON Closing Shares to be delivered and retained as more particularly provided in Section 3.2 above); and (ii) deliver or caused to be delivered to GDLC: (A) certified copies of resolutions of IZON’s Board of Directors approving and authorizing the execution and closing of this Agreement and the issuance of the IZON Closing Shares to GDLC (or such other persons as GDLC may nominate prior to Closing); (B) certified copies of the resolutions or written approval of the shareholders of IZON, if applicable, approving the issuance of the IZON Closing Shares to GDLC (or such other persons as GDLC may nominate prior to Closing); (C) duly issued share certificates in the name of GDLC (or such other persons as GDLC may nominate prior to Closing) in respect of the Delivered IZON Closing Shares; and (D) evidence satisfactory to GDLC that the Retained IZON Closing Shares have been issued; and (e) all other documents required to be delivered by IZON at or prior to Closing.

6. Further Obligations of the Parties.

6.1. Each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate, as promptly as possible, the transaction contemplated by this Agreement, including, without limitation, that:

(a) GDLC shall use its reasonable best efforts to assist IZON in all its negotiations and exchanges of correspondence in relation to the transaction referred to herein with relevant authorities;

(b) GDLC shall use its reasonable best efforts to prepare all necessary documentation and to convene all necessary meetings of its Members (with recommendations in favor as appropriate) in connection with obtaining the approval of its Members of the sale of the SPMH Shares and the purchase by GDLC of the IZON Closing Shares in exchange therefor;

(c) IZON shall use its reasonable best efforts to prepare all necessary documentation and to convene all necessary meetings of its shareholders (with recommendations in favor as appropriate) in connection with obtaining the approval of such stockholders of the sale of the IZON Closing Shares and the purchase by IZWI of the SPMH Shares in exchange therefor.

6.2. From and after the Closing Date, GDLC shall promptly provide IZON with any information reasonably requested by IZON to enable IZON to prepare its tax returns (including the making of any elections) and make any determinations with respect to taxes.

7. Representations, Warranties and Undertakings of GDLC (at times herein the “GDLC Warranties”).

7.1. GDLC hereby represents warrants and undertakes to IZON and IZWI (with the intent that the provisions of this Section shall continue to have full force and effect after the Closing) as follows:

(a) Organization, Good Standing and Qualification of GDLC. GDLC is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. GDLC has all requisite power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to sell and deliver the SPMH Shares, to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. GDLC is duly qualified and is authorized to do business and is in good standing as a foreign business entity in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so could not have, individually or in the aggregate, a Material Adverse Effect (as defined herein) on GDLC. For purposes of this Agreement, with respect to either Party, a "Material Adverse Effect" shall mean a material adverse effect on the business, assets, financial condition or operations of the Party and its subsidiaries, taken as a whole.

(b) Organization, Good Standing and Qualification of SPMH. SPMH has been duly organized and is validly existing under the British Virgin Islands Business Companies Act of 2004 (the “Companies Act”), is not in liquidation or receivership, and has the power and governmental authority to own its properties and conduct its business as described in the due diligence materials supplied heretofore by GDLC to management of IZON, and SPMH and each of its is duly qualified to do business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, other than where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect on SPMH. All of the issued and outstanding capital stock of SPMH and each of its subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock or equity interests of each subsidiary owned by SPMH is owned free from liens, encumbrances and defects other than as set forth in the due diligence materials supplied heretofore by GDLC to management of IZON or which would not have a Material Adverse Effect on SPMH.

(c) Validly Issued Shares. When the SPMH shares are received by IZWI in compliance with the provisions of this Agreement, the SPMH Shares will be validly issued, fully paid and non-assessable, will rank pari passu in all respects with all existing issued capital shares of SPMH, and will be free of any restrictions, limits, claims, liens or other encumbrances; provided, however, that the SPMH Shares may be subject to restrictions on transfer under the Companies Act or state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

(d) Authorization; Binding Obligations. All actions on the part of GDLC and its officers, managers and members necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of GDLC hereunder and the sale, transfer and delivery of the SPMH Shares to IZWI pursuant hereto have been taken or will be taken prior to Closing. This Agreement has been duly executed and delivered by GDLC, and (assuming the due authorization, execution and delivery hereof by IZWI and IZON) this Agreement is a valid and binding obligation of GDLC, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the SPMH Shares is not subject to any stockholders’ agreement, preemptive or similar rights or rights of first refusal that have not been properly waived or complied with.

(e) Capitalization of SPMH. The authorized capital stock of SPMH consists of 5,000 ordinary Shares, $0.00 par value per share, of which 5,000 shares were issued and outstanding as of the date of this Agreement, all of which are duly authorized, validly issued, fully paid and non-assessable.  There are no outstanding rights (including without limitation, preemptive rights) warrants or options to acquire, or instruments convertible into or exchangeable for, any material number of ordinary shares or any other class of shares or equity interest in SPMH or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any material number of shares of ordinary shares of SPMH or any subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

(f) Consents and Approvals; No Violations. None of the execution, delivery or performance of this Agreement by GDLC, the consummation by GDLC of the transactions contemplated hereby or compliance by GDLC with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the organizational documents or operating agreement of GDLC, (b) require any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which GDLC, SPMH or any subsidiary of SPMH is a party or by which any of them any of their respective properties or assets may be bound, or (d) violate any order, writ, injunction, decree, statute, license, rule or regulation applicable to GDLC, SPMH or any subsidiary of SPMH or any of their properties or assets, excluding from the foregoing subsections (b), (c) and (d) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the ability of GDLC to consummate the transaction.

(g) Due Diligence Materials. GDLC has furnished or made available to IZON, prior to the date hereof, copies of such written reports, business plans, financial projections and other materials concerning SPMH and its subsidiaries, and each of their business prospects.  Each such document or other item provided to IZON, as of its respective date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. None of GDLC, SPMH and the subsidiaries of SPMH is a party to any material contract, agreement or other arrangement which has not been disclosed to IZON by GDLC as part of such due diligence materials.

(h) Absence of Certain Changes. Since the respective dates of the documents and other items provided to IZON as described in the immediately preceding subsection, and other than in the ordinary course of business, there has not been: (i) any declaration, setting aside or payment of any dividend or other distribution of the assets of SPMH or any of its subsidiaries or any repurchase, redemption or other acquisition by SPMH or any of its subsidiaries of a material number of their outstanding shares of capital stock; (ii) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result in a Material Adverse Effect on SPMH; (iii) any loss or waiver by SPMH or any of its subsidiaries of a valuable right or of a material debt owed to it, except for such losses or waivers that have not resulted and are not expected to result, in a Material Adverse Effect on SPMH; (iv) any material change or amendment to, or any waiver of any material rights under a material contract or arrangement by which SPMH or any of its subsidiaries or any of their respective assets, business prospects or properties is bound or subject, except for changes, amendments, or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect on SPMH; (v) any material change by SPMH or any of its subsidiaries in their accounting principles, methods or practices or in the manner in which they keep their accounting books and records, except for any such change mandated by applicable accounting principles or practices; or (vi) any other event or condition of any character, except for such events and conditions described in the due diligence materials that have heretofore been provided by GDLC to IZON or that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect on GDLC, SPMH or any subsidiary of SPMH.

(i) Purchase for Own Account. The IZON Closing Shares are being acquired for investment for GDLC's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and GDLC has no present intention of selling, granting any participation in, or otherwise distributing the same. GDLC also represents that it has not been formed for the specific purpose of acquiring the IZON Closing Shares.

(j) Investment Experience. GDLC understands that the purchase of the IZON Closing Shares involves substantial risk. GDLC has experience as an investor in securities of similar companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the IZON Closing Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the IZON Closing Shares, and protecting its own interests in connection with this investment.

(k) Accredited Investor Status. GDLC is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

(l) Restricted Securities. GDLC hereby acknowledges and agrees with IZON that the IZON Closing Shares have not been registered under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. GDLC further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the IZON Closing Shares other than (i) pursuant to Rule 144 under the Securities Act, or (ii) pursuant to any transaction that does not require registration under the Securities Act. GDLC is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(m) Legends. GDLC agrees that the certificates for the IZON Closing Shares shall bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTEREDUNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.”

8. Representations, Warranties and Undertakings of IZWI and IZON (at times herein the “IZWI Warranties” and the “IZON Warranties”, respectively).

8.1. IZON and IZWI hereby represent, warrant and undertake to GDLC (to the extent that the provisions of this Section shall continue to have full force and effect following the Closing Date) that:

(a) Organization, Good Standing and Qualification. Each of IZON and IZWI is a corporation duly organized and validly existing under the laws of Nevada, has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, (and, in the case of IZON, to authorize and issue the IZON Closing Shares subject to the terms and conditions of this Agreement) to carry out the provisions of this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted. Each of IZON and IZWI is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect.

 (b) Capitalization of IZWI and IZON.  All of the issued and outstanding capital stock of IZWI is directly and beneficially owned by IZON. The authorized capital stock of IZON consists of 500,000,000 common shares, $0.001 par value per share, of which 49,213,705 common shares will be issued and outstanding as of the Closing Date (and before giving effect to the transaction which is the subject of this Agreement), all of which are duly authorized, validly issued, fully paid and non-assessable.  Except as has heretofore been disclosed to GDLC, there are no outstanding rights (including without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any material number of common shares or any other class of shares or equity interest in IZON or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any material number of shares of common shares of IZON or any subsidiary, any such convertible or exchangeable securities, or any such rights, warrants or options.

(c) Validly Issued Shares.  When issued in compliance with the provisions of this Agreement, the IZON Closing Shares will be validly issued and credited as fully paid, will rank pari passu in all respects with all existing issued common shares of IZON, and will be free of any restrictions, limits, claims, liens or other encumbrances; provided, however, that the IZON Closing Shares will be subject to restrictions on transfer as herein provided, and under applicable federal and state securities laws or Stock Exchange regulations as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

(d) Authorization; Binding Obligations.  Except as otherwise provided herein, all actions on the part of IZON, IZWI and their officers, directors and stockholders, respectively, necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of IZON and IZWI, respectively, hereunder and the authorization, issuance and delivery of the IZON Closing Shares pursuant hereto have been taken or will be taken prior to Closing. This Agreement has been duly executed and delivered by IZON and IZWI, and (assuming the due authorization, execution and delivery hereof by GDLC) this Agreement is a valid and binding obligation of each of IZON and IZWI, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) general principles of equity that restrict the availability of equitable remedies. The issuance of the IZON Closing Shares is not subject to any preemptive or similar rights or rights of first refusal that have not been properly waived or complied with.

(e) Consents and Approvals; No Violations.  Except for the filings, permits, and authorizations, and the consent and approval of the shareholders of IZON, that may be required for the transaction contemplated hereby, none of the execution, delivery or performance of this Agreement by IZON and IZWI, respectively, the consummation by each of them of the transaction contemplated hereby, or compliance by each of them with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of either IZON or IZWI, (b) require any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which IZON or IZWI is a party or by which either of them or any of their respective properties or assets may be bound, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to IZON and IZWI or any of their properties or assets, excluding from the foregoing subsections (b), (c)

and (d) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the ability of IZON or IZWI, as applicable, to consummate the transaction.

(f) Absence of Certain Changes.  Since the respective dates of the documents and other items provided to GDLC (other than in the ordinary course of business), there has not been: (i) any declaration, setting aside or payment of any dividend or other distribution of the assets of INZON or IZWI or any of their respective subsidiaries or any repurchase, redemption or other acquisition by either or any of their subsidiaries of a material number of their outstanding shares of capital stock; (ii) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result, in a Material Adverse Effect on INZON or IZWI; (iii) any loss or waiver by INZON or IZWI  or any of their subsidiaries of a valuable right or of a material debt owed to it, except for such losses or waivers that have not resulted and are not expected to result, in a Material Adverse Effect on INZON or IZWI; (iv) any material change or amendment to, or any waiver of any material rights under a material contract or arrangement by which INZON, IZWI or any of their subsidiaries or any of their respective, assets, business prospects or properties is bound or subject, except for changes, amendments, or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect on INZON or IZWI; (v) any material change by INZON, IZWI or any of their subsidiaries in their accounting principles, methods or practices or in the manner in which they keep their accounting books and records, except for any such change mandated by applicable accounting principles or practices; or (vi) any other event or condition of any character, except for such events and conditions described in the due diligence materials that have heretofore been provided by IZON or IZWI to GDLC, or that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect on IZON or IZWI.

(g) Due Diligence Materials. IZON has furnished or made available to GDLC, prior to the date hereof, copies of such written reports, business plans, financial projections and other materials concerning IZON and IZWI and each of their business prospects.  Each such document or other item provided to GDLC, as of its respective date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Neither IZON nor IZWI is a party to any material contract, agreement or other arrangement which has not been disclosed to GDLC as part of such due diligence materials.

9. Restriction on Announcements and Disclosure.  No Party shall make any public announcement in relation to the transaction contemplated hereby without first having consulted with the other Parties.

10. Miscellaneous.

10.1. Each Party shall pay its own costs and expenses incurred in connection with the preparation, negotiation and closing of the transaction contemplated by this Agreement.

10.2. All fees and costs (if any) relating to the issuance of the IZON Closing Shares shall be borne by IZON.  All capital duty and other fees and costs (if any) relating to the transfer of the SPMH Shares to IZWI shall be borne by GDLC.

10.3. Any notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or facsimile number set out below (or such other address or facsimile number as the addressee has by five (5) days' prior written notice specified to the other Parties):

To GDLC:

Good Deal, LLC

2831 Northeast 36th Street

Ft. Lauderdale FL 33308

Facsimile No.: (561) 279-8300

Attn: S.D. “Trip” Camper, III

To IZWI:

InZon Wireless, Inc.

238 Northeast First Avenue

Delray Beach FL 33444

Facsimile No.: (561) 279-8300

Attention: Chief Financial Officer

To IZON:

InZon Corporation

238 Northeast First Avenue

Delray Beach FL 33444

Facsimile No.: (561) 279-8300

Attention: David F. Levy

Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered: (a) if given or made by letter, when actually delivered to the relevant address; and  (b) if given or made by facsimile, when transmitted, subject to machine-printed confirmation of receipt being received by the sender.

10.4. Each Party undertakes to execute or cause to be executed all such documents and to do or cause to be done all such other acts and things as may be reasonable and necessary to give each of the other Parties the full benefit of this Agreement.

10.5. This Agreement shall be binding on and inure solely to the benefit of GDLC, IZON and IZWI and their respective successors and assigns. No Party shall assign any of its rights hereunder without the prior consent of the other Parties, which consent shall not be unreasonably withheld.

10.6. The exercise of or failure to exercise any right or remedy of any breach of this Agreement shall not, except as provided herein, constitute a waiver by such Party of any other right or remedy it may have in respect of that breach.

10.7. Any right or remedy conferred by this Agreement on any Party for breach of this Agreement by another Party (including without limitation the breach of any representations and warranties) shall be in addition and without prejudice to all other rights and remedies available to it in respect of that breach.

10.8. Any provision of this Agreement which is capable of being performed after Closing but which has not been fully and completely performed at or before Closing, and all representations and warranties and other undertakings contained in or entered into pursuant to this Agreement shall remain in full force and effect for a period of three (3) years following the Closing.

10.9. This Agreement constitutes the entire agreement among the Parties with respect to its subject matter (no Party having relied on any representation or warranty made by another Party which is not contained in this Agreement) and no variation of this Agreement shall be effective unless made in writing and signed by all of the Parties.

10.10. This Agreement supersedes all and any previous agreements, arrangements or understanding among the Parties relating to the matters referred to in this Agreement and all such previous agreements, arrangements or understandings (if any) shall cease to have any effect from the date hereof.

10.11. If at any time any provision of this Agreement is or becomes illegal, void or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.

10.11. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and each Party hereby irrevocably submits to the non-exclusive jurisdiction of the federal and state courts of the State of Florida, United States of America, as regards any claim or matter arising under this Agreement.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

“GDLC”

GOOD DEAL, LLC, a Delaware Limited Liability Company

By_______________________________________

Name: S.D. “Trip” Camper, III

Title:   Managing Member

“IZWI”

INZON WIRELESS, INC., a Nevada Corporation

By_______________________________________

Name: David F. Levy

Title:   President

“IZON”

INZON CORPORATION a Nevada Corporation

By_______________________________________

Name: David F. Levy

Title:   President